UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. — Other Events.

On May 20, 2016, L-3 Communications Holdings, Inc. (the “Company”) announced that L-3 Communications Corporation, its wholly owned subsidiary, had completed the redemption of $300,000,000 aggregate principal amount of its 3.95% Senior Notes due in 2016 (the “Notes”) in accordance with the terms of the Notes and the Indenture, as supplemented and amended, dated as of May 21, 2010 by and among L-3 Communications Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. as trustee. The partial redemption was previously announced on March 24, 2016. Following the partial redemption of the Notes, $200,000,000 aggregate principal amount of the Notes remained outstanding.

The partial redemption of the Notes was completed May 20, 2016 (the “Redemption Date”), at a redemption price equal to 101.475% of the principal amount thereof (the “Redemption Price”). The Redemption Price was determined on May 17, 2016, and notice thereof was sent to all registered holders on May 18, 2016. Interest on the Notes redeemed will cease to accrue on and after the Redemption Date, and the only remaining right of holders of such Notes is to receive payment of the Redemption Price and such accrued interest.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements. Statements that are predictive in nature, that depend upon or refer to events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “will,” “could” and similar expressions are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company’s Safe Harbor Compliance Statement for Forward-Looking Statements included in the company’s recent filings, including Forms 10-K and 10-Q, with the Securities and Exchange Commission. The forward-looking statements speak only as of the date made, and the company undertakes no obligation to update these forward-looking statements.

The Company issued press release announcing the completion of the partial redemption of the Notes. The press release attached as Exhibit 99.1 to this report is incorporated by reference herein.

ITEM 9.01. — Financial Statements and Exhibits.

(D)	Exhibits

Exhibit	Description

99.1	Press release dated May 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
Name:	Allen E. Danzig
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: May 23, 2016